Exhibit 99.1

News Release FOR IMMEDIATE RELEASE	Koppers Holdings Inc. 436 Seventh Avenue Pittsburgh, PA 15219-1800 Tel 412 227 2001 www.koppers.com

For Information:	Leroy M. Ball, Vice President, Chief Financial Officer
412 227 2118
BallLM@koppers.com

Koppers Signs Asset Purchase Agreement for

Railroad Products Business

PITTSBURGH, January 8, 2014 – Koppers Inc., a wholly-owned subsidiary of Koppers Holdings Inc. (NYSE:KOP), announced that it has signed an Asset Purchase Agreement to acquire the crosstie treating business and related manufacturing facility of Tolko Industries Ltd. (Tolko) located in Ashcroft, British Columbia, Canada. The proposed transaction between Koppers and Tolko is subject to certain closing conditions. Koppers expects the acquisition to close within 30 days with the purchase price being funded primarily by cash on hand.

Walt Turner, President and CEO of Koppers, said, “The acquisition of Tolko’s Ashcroft crosstie treating business strengthens our presence in the Canadian railroad industry as well as the northwest region of the United States. This transaction fits well with our strategic growth plan for our railroad products and services business in North America as we continue to build on our commitment of providing quality products and services to the railroad industry.”

About Koppers

Koppers, with corporate headquarters and a research center in Pittsburgh, Pennsylvania, is a global integrated producer of carbon compounds and treated wood products. Including its joint ventures, Koppers operates facilities in the United States, United Kingdom, Denmark, the Netherlands, Australia, and China. The stock of Koppers Holdings Inc. is publicly traded on the New York Stock Exchange under the symbol “KOP.” For more information, visit us on the Web: www.koppers.com. Questions concerning investor relations should be directed to Leroy M. Ball at 412 227 2118 or Michael W. Snyder at 412 227 2131.

Safe Harbor Statement

Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and may include, but are not limited to, statements about sales levels, restructuring, profitability and anticipated expenses and cash outflows. All forward-looking statements involve risks and uncertainties. All statements contained herein that are not clearly historical in nature are forward-looking, and words such as “believe,” “anticipate,” “expect,” “estimate,” “may,” “will,” “should,” “continue,” “plans,” “intends,” “likely,” or other similar words or phrases are generally intended to identify forward-looking statements. Any forward-looking statement contained herein, in other press releases, written

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statements or documents filed with the Securities and Exchange Commission, or in Koppers communications with and discussions with investors and analysts in the normal course of business through meetings, phone calls and conference calls, regarding expectations with respect to sales, earnings, cash flows, operating efficiencies, product introduction or expansion, the benefits of acquisitions and divestitures or other matters as well as financings and repurchases of debt or equity securities, are subject to known and unknown risks, uncertainties and contingencies. Many of these risks, uncertainties and contingencies are beyond our control, and may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. Factors that might affect such forward-looking statements, include, among other things, general economic and business conditions, demand for Koppers goods and services, competitive conditions, interest rate and foreign currency rate fluctuations, availability of key raw materials and unfavorable resolution of claims against us, as well as those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Koppers, particularly our latest annual report on Form 10-K and quarterly report on Form 10-Q. Any forward-looking statements in this release speak only as of the date of this release, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.

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